Supplement dated June 28, 2018
to the Prospectus dated October 31, 2017 of
The Olstein Funds

Olstein All Cap Value Fund
Olstein Strategic Opportunities Fund

Morgan Stanley Wealth Management – Class A Sales Charge Waivers

Effective July 1, 2018, shareholders purchasing Class A shares of the Strategic Opportunities Fund through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers, which may differ from and may be more limited than those disclosed elsewhere in the Prospectus or SAI.  For those shareholders, the Fund's Class A front-end sales charge will not apply to Class A shares purchased by or through:
1.
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

2.	Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules.
3.	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.
4.	Shares purchased through a Morgan Stanley self-directed brokerage account.
5.
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program.

6.
Shares purchased from the proceeds of redemptions from an Olstein Fund, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Please keep this supplement with your prospectus for future reference.